Exhibit 99.1

Navidea Biopharmaceuticals Signs Binding Framework for Commercialization Partnership with Jubilant Radiopharma

Company also Secures $25 Million of Committed Financing

DUBLIN, Ohio, August 10, 2020 (BUSINESS WIRE) -- Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, is pleased to announce that it has signed a binding memorandum of understanding (“MOU”) with Jubilant Draximage Inc. dba Jubilant Radiopharma, Radiopharmaceuticals Division (“Jubilant”). The MOU outlines the terms and framework for an Exclusive License and Distribution Agreement (“ELDA”) for Navidea’s Rheumatoid Arthritis Diagnostic in the United States, Canada, Mexico, and Latin America.

In connection with the MOU, Jubilant made a $1 million equity investment in exchange for a limited exclusivity period while final due diligence efforts are completed. The investment was priced “at the market”, which was the closing price of Navidea’s common stock on the NYSE American immediately preceding the investment.

The MOU outlines certain terms that are expected to be included in the ELDA, including:

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Jubilant to provide Navidea with an additional $19 million in the form of stock purchases and license fees, subject to the achievement of certain milestones, to be used to fund Navidea’s upcoming NAV3-32 (Phase 2B) and NAV3-33 (Phase 3) trials.

●	Jubilant will pay license fees and sales-based royalties to Navidea based on revenue generated from the sale of Navidea’s Rheumatoid Arthritis Diagnostic in the licensed territory.

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Jubilant will serve as the exclusive commercial and distribution partner for Navidea’s Rheumatoid Arthritis Diagnostic in the United States, Canada, Mexico, and Latin America. Jubilant will be responsible for all commercialization efforts within the licensed territory.

The execution of the ELDA is subject to certain conditions, including Jubilant’s completion of due diligence.

Navidea also announced that on August 9, 2020, it signed a binding commitment letter with Mastiff Group LLC, for a private placement financing of up to $25 million in aggregate gross proceeds of shares of Navidea's common stock. Shares will be priced either “at the market” or a premium to Navidea’s closing price on the date of execution (the “Private Placement Financing”). Navidea expects to sign definitive documents for a common stock only transaction, with an investor syndicate comprised of Mastiff Group LLC, John Kim Scott, Jr. and other fundamental biotech focused investors no later than August 18, 2020, with the closing to take place within 15 business days thereafter. The closing will be subject to the approval by the NYSE American of the Company’s additional listing application and other customary closing conditions.

"We're excited about the prospect of this partnership with Jubilant and the support of our investors through the committed financing" said Jed Latkin, CEO of Navidea. "The combination of Jubilant’s large nuclear medicine footprint and commitment to expand its penetration in the radio-diagnostics market makes them the ideal partner for our Rheumatoid Arthritis diagnostic. Execution of the ELDA will be a monumental step for our company, and we are pleased to have a strengthened balance sheet as we move forward.”

The securities to be sold in the private placement have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of Navidea's securities. No offer, solicitation or sale will be made in any state or other jurisdiction in which such offering, solicitation or sale would be unlawful.

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept™ platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts.

For more information, please visit www.navidea.com.

About Jubilant Draximage Inc. dba Jubilant Radiopharma, Radiopharmaceuticals Division.

Jubilant Radiopharma is an industry leading pharmaceutical company specializing in Nuclear Medicine focused on developing, manufacturing, commercializing and distributing high quality and sustainable diagnostic and therapeutic agents for the sole purpose of IMPROVING LIVES THROUGH NUCLEAR MEDICINE™ on a global scale. Nearly a thousand strong and growing, the business consists of two distinct divisions; The Radiopharmaceuticals Division and the Radiopharmacies Division. Jubilant’s (JUBILANT:NSE) Radiopharmaceuticals Division has a solid foundation in developing, manufacturing and commercializing radiopharmaceuticals used for the diagnosis and treatment of various diseases. Jubilant continuously invests in the development of generic and new novel diagnostic and therapeutic radiopharmaceuticals, which will enable early and accurate diagnosis and treatment of disease leading to better patient outcomes.

For more information, visit jubilantradiopharma.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations regarding Navidea’s ability to enter into the ELDA on terms acceptable to Navidea, if at all, potential benefits to Navidea under the ELDA, Jubilant’s ability to act as an effective commercial and distribution partner, and Jubilant’s expected expansion into the radio-diagnostics market. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: our ability to negotiate and enter into the ELDA on acceptable terms, if at all; Jubilant’s ability to act as a successful commercial distribution partner; our history of operating losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; dependence on royalties and grant revenue; our ability to implement our growth strategy; anticipated trends in our business; our limited product line and distribution channels; advances in technologies and development of new competitive products; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; the impact of the current coronavirus pandemic; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at http://www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Navidea is not responsible for the contents of third-party websites.

Contact

Navidea Biopharmaceuticals, Inc.
Jed Latkin, CEO
614-973-7490
jlatkin@navidea.com

PCG Advisory, Inc.
Adam Holdsworth
646-862-4607
adamh@pcgadvisory.com